                                                                   EXHIBIT 10.39



                      BILLINGSLEY PROPERTY SERVICES, INC.




                           COMMERCIAL LEASE AGREEMENT




                               CROW CARRARA NO. 2

                                                                          LESSOR

                                      AND




                            BUSINESS RESOURCE GROUP

                                                                          LESSEE

STANDARD INDUSTRIAL LEASE AGREEMENT
BILLINGSLEY PROPERTY SERVICES, INC.
21,415 Square Feet
2015 Surveyor Road
Carrollton, Texas

                                LEASE AGREEMENT

     THIS LEASE AGREEMENT, made and entered into by and between Crow Carrara No. 2 hereinafter referred to as "Lessor", and Business Resource Group, hereinafter referred to as "Lessee";

                                  WITNESSETH:

          1.   PREMISES AND TERM.

     A. In consideration of the mutual obligations of Lessor and Lessee set forth herein, Lessor leases to Lessee, and Lessee hereby takes from Lessor the approximately 21,415 square feet, which Premises are part of that approximately 92,640 square foot building (the "Building") located on the real property situated within the County of Dallas, State of Texas, which real property is more particularly described on EXHIBIT "A" attached hereto and incorporated herein by reference (the "Land"), together with all rights, privileges, easements, appurtenances, and amenities belonging to or in any way pertaining to the Premises, to have and to hold, subject to the terms, covenants and conditions in this Lease.

     B. The term of this Lease shall commence on October 20, 1997. The term of this Lease shall be sixty (60) full calendar months following the Commencement Date.

          2.   BASE RENT, SECURITY DEPOSIT AND ESCROW PAYMENTS.

     A. Lessee agrees to pay to Lessor Base Rent for the Premises, in advance, without demand, deduction or set off, at the rate of See Exhibit "C" for Base Rent Schedule Dollars ($**********) per month during the term hereof. One such monthly installment, plus the other monthly charges set forth in Paragraph 2.C. below shall be due and payable on the date hereof and alike monthly installment shall be due and payable on or before the first day of each calendar month succeeding the Commencement Date, except that all payments due hereunder for any fractional calendar month shall be prorated.

     B. In addition, Lessee shall deposit with Lessor on the date hereof the sum of Six Thousand Six Hundred Thirty-one Dollars and 68/100 ($6,631.68), which shall be held by Lessor as security for the performance of Lessee's obligations under this lease, it being expressly understood and agreed that this deposit is not an advance rental deposit or a measure of Lessor's damages in case of Lessee's default. Upon each occurrence of an event of default, Lessor may use all or part of the deposit to pay past due rent or other payments due Lessor under this Lease, and the cost of any other damage, injury, expense or liability caused by such event of default without prejudice to any other remedy provided herein or provided by law. On demand, Lessee shall pay Lessor the amount that will restore the security deposit to its original amount. The security deposit shall be deemed the property of Lessor, but any remaining balance of such deposit shall be returned by Lessor to Lessee when Lessee's obligations under this Lease have been fulfilled.

     C. Lessee agrees to pay as additional rent, its Proportional Share (as defined in Paragraph 22.B. below) of (1) Taxes (hereinafter defined) payable by Lessor pursuant to Paragraph 3.A. below, (2) the cost of any jointly metered utilities payable pursuant to Paragraph 8, below, (3) the cost of maintaining insurance, and (4) the cost of repairs, replacement, replacement reserve for capital items and other operating expenses required by this Lease. During each month of the term of this Lease, on the same day that Base Rent is due hereunder, Lessee shall escrow with Lessor an amount equal to 1/12 of the estimated annual cost of its Proportionate Share of such items. Lessee authorizes Lessor to use the funds deposited with Lessor under this Paragraph 2.C. to pay such costs. The initial monthly escrow payments are based upon the estimated amounts for the year in question, and shall be increased or decreased annually to reflect the projected actual cost of all such items. If Lessee's total escrow payments are less than Lessee's actual Proportionate Share of all such items, Lessee shall pay the difference to Lessor within ten (10) days after demand. If the total escrow.

payments of Lessee are more than Lessee's actual Proportionate Share of all such items, Lessor shall retain such excess and credit it against Lessee's next annual escrow payments. The amount of the initial monthly rental and the initial monthly escrow payments are as follows:

(a)  Base Rent as set forth in Paragraph 2.A.......................... $5,175.29
(b)  Taxes as set forth in Paragraph 2.C.(1).......................... $1,024.18
(c)  Utilities, Insurance and Operating Expenses as set forth in
     Paragraphs 2.C.(2), (3) and (4).................................. $  432.21
                                                                       ---------
     Monthly Payment Total............................................ $6,631.68
                                                                       =========

          3.   TAXES

     A. Lessor agrees to pay all taxes, assessments and governmental charges of any kind and nature (collectively referred to herein as "Taxes") that accrue against the Premises, and/or the land and/or improvements of which the Premises are a part and Lessee shall be liable to Lessor for its proportionate share of the same. If at any time during the term of this Lease, there shall be levied, assessed or imposed on Lessor a capital levy or other tax directly on the rents received therefrom and/or a franchise taxed, assessment, levy or charge measured by or based, in whole or in part, upon such rents from the Premises and/or the land and improvements of which the Premises are a part, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof. The Lessor shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the building and grounds within the applicable taxing jurisdiction. Lessee agrees to pay its proportionate share of the cost of such consultant. Upon request from Lessee, Lessor shall provide the name of such consultant and the amount of the fee imposed.

     B. Lessee shall be liable for all taxes levied or assessed against any personal property or fixtures placed in the Premises. If any such taxes are levied or assessed against Lessor or Lessor's property and (i) Lessor pays the same or (ii) the assessed value of Lessor's property is increased by inclusion of such personal property and fixtures and Lessor pays the increased taxes, then, upon demand Lessee shall pay to Lessor such taxes.

          4.   LESSOR'S REPAIRS.

     A. Lessor, at its own cost and expense, shall be responsible not only for roof replacement and for repair and replacement of only the foundation and the structural members of the exterior walls of the Building. The terms "roof" and "walls" as used herein shall not include skylights, windows, glass or plate glass, doors, special store fronts or office entries. Lessee shall immediately give Lessor written notice of defect or need for repairs, after which Lessor shall have reasonable opportunity to repair same or cure such defect. Lessor's liability with respect to any defects, repairs, replacement or maintenance for which Lessor is responsible hereunder shall be limited to the cost of such repairs or maintenance or the curing of such defect.

     B. Lessor reserves the right to perform the Lessee's maintenance, repair and replacement obligations and any other items that are otherwise Lessee's obligations under Paragraph 5.B., in which event, Lessee shall be liable for the cost and expense of such repair, replacement, maintenance and other such items.

          5.   LESSEE'S MAINTENANCE AND REPAIR OBLIGATIONS.

     A. Lessee, at its own cost and expense, shall maintain all parts of the Premises (except those for which Lessor is expressly responsible hereunder) in good condition, ordinary wear and tear excepted, and promptly make all necessary repairs and replacements to the Premises.

     B. In addition to Lessee's obligations under the preceding subparagraph A., if Lessee is the only occupant of the Building, unless Lessor and Lessee otherwise agree, Lessee is responsible for causing the parking areas, driveways, alleys and grounds surrounding the Premises (except those for which Lessor is expressly responsible hereunder) to be maintained in a good, neat, clean and sanitary condition, consistent with the operation of a first class office/warehouse building, which includes without limitation, prompt maintenance, repairs and replacements (1) of any drill or spur track servicing the Premises, (2) of the parking area associated with the Building, (3) of all grass, shrubbery and other landscape treatments surrounding the Building, (4) of the exterior of the Building (including painting), (5) of sprinkler systems, sewage lines, and (6) of any other maintenance, repair or replacement items normally associated with the foregoing. In addition, Lessee shall repair and pay for any damage caused by the negligence of Lessee, or Lessee's employees, agents or invitees, or caused by Lessee's default hereunder.

     C. In the event that the Lessee is not the sole occupant of the Building, then subject to payment by Lessee, Lessor shall perform the maintenance, repair, and replacement obligations set forth in the foregoing Subparagraph B. Lessee shall be liable for its Proportionate Share of the cost and expense of such repair, replacement, replacement reserve, maintenance and other such items. The amount of Lessee's rental obligation set forth in Paragraph 2.A. above does not include the cost of such items, and Lessor's performance of repair, replacement, maintenance and other items, is not a condition to payment of such rental obligations.

     D. Lessee agrees to pay its Proportionate Share of the cost of (1) operation, maintenance and/or landscaping of any property or facility that is operated, maintained or landscaped by any property owner or community owner association that is named in any restrictive covenants or deed restrictions to which the Premises are subject and which are actually billed to the Building, and (2) operating and maintaining any property, facilities or services provided for the common use of Lessee and other lessees of the

2                                                                    -----------
                                                                       Lessor

                                                                     [Initials]
                                                                     -----------
                                                                       Lessee

                                                                     [Initials]
                                                                     -----------

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Building, which costs shall include, without limitation, management fees, maintenance and repair costs, sewer, landscaping, trash and security (if furnished by Lessor), wages and employee benefits payable to employees of Lessor whose duties are connected with the operation and maintenance of the Building, amounts paid to contractors or subcontractors for work or services performed in connection with the operation and maintenance of the Building, all service, supplies, repairs, replacements or other expenses for maintaining and operating the Building, and any other facilities or services provided for the common use of Lessee and other lessees of the Building.

     E. Lessee shall enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within the Premises, and shall be responsible for all costs and expenses required thereunder.

          6.   ALTERATIONS.

     Subject to Exhibit B approval by Lessor and Lessee, Lessee shall not make any alterations, additions or improvements to the Premises without the prior written consent of Lessor. Lessee, at its own cost and expense, may erect such shelves, bins, machinery and trade fixtures as it desires provided that (a) such items do not alter the basic character of the Premises or the Building;
(b) such items do not overload or damage the same; (c) such items may be removed without injury to the Premises; and (d) the construction, erection or installation thereof complies with all applicable governmental laws, ordinances, regulations and with Lessor's specifications and requirements. All shelves, bins, machinery and trade fixtures installed by Lessee shall be removed on or before the earlier to occur of the date of termination of this Lease or vacating the Premises, at which time Lessee shall restore the Premises to their original condition. All installations, removals and restoration shall be performed in a good and workmanlike manner so as not to damage or alter the primary structure or structural qualities of the Building or the Premises.

          7.   SIGNS.

     Any signage, decorations, advertising media, blinds, draperies, window treatments, bars, and security installations Lessee desires for the Premises shall be subject to Lessor's prior written approval and shall be submitted to Lessor prior to the Commencement Date. Lessee shall repair, paint, and/or replace the building facia surface to which its signs are attached upon vacation of the Premises, or the removal or alteration of its signage, all of which shall be accomplished at Lessee's sole cost and expense. Lessee shall not, (i) make any changes to the exterior of the Premises, (ii) install any exterior lights, decorations, balloons, flags, pennants, banners or painting, or
(iii) erect or install any signs, windows or door lettering, decals, window and storefront stickers, placards, decorations or advertising media of any type that can be viewed from the exterior of the Premises, without Lessor's prior written consent.

          8.   UTILITIES.

     Lessee shall obtain and pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or at the Premises, together with any taxes, penalties, surcharges or the like pertaining to the Lessee's use of the Premises, and any maintenance charges for utilities. Lessor shall have the right to cause any of said services to be separately metered to Lessee, at Lessee's expense. Lessee shall pay its pro rata share, as reasonably determined by Lessor, of all charges for jointly metered utilities. Lessor shall not be liable for any interruption or failure of utility service on the Premises.

          9.   INSURANCE.

     A. Lessor shall maintain insurance covering the Building and the Premises in an amount not less than eighty percent (80%) of the "replacement cost" thereof insuring against the perils and costs of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief, Liability and Rental Interruption and such other insurance as Lessor shall deem necessary.

     B. Lessee, at its own expense, shall maintain during the term of this Lease (1) a policy or policies of worker's compensation and comprehensive general liability insurance (with contractual liability endorsement), including personal injury and property damage in the amount of Five Hundred Thousand Dollars ($500,000.00) per occurrence for property damage and One Million Dollars ($1,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or around the Premises and (2) fire and extended coverage insurance covering the replacement cost of (a) all alterations, additions, partitions and improvements installed or placed on the Premises, (b) all of Lessee's personal property contained within the Premises and (c) business interruption insurance insuring loss of profits in the event of an insured peril damaging the Premises. Said policies shall (i) name Lessor as an additional insured, (ii) be issued by a Triple A rated or better insurance company, (iii) provide that said insurance shall not be canceled unless thirty
(30) days prior written notice shall have been given to Lessor, (iv) shall be delivered to Lessor by Lessee upon commencement of the term of the Lease and upon each renewal of said insurance, and (v) shall provide primary coverage to Lessor when any policy issued to Lessor is similar or duplicate in coverage, and Lessor's policy shall be excess over Lessee's policies.

3                                                                    -----------
                                                                       Lessor

                                                                      Initials
                                                                     -----------
                                                                       Lessee

                                                                      Initials
                                                                     -----------

     C. Lessee will not permit the Premises to be used for any purpose or in any manner that would (1) void the insurance thereon, (2) increase the insurance risk, or (3) cause the disallowance of any sprinkler credits. Lessee shall pay any increase in the cost of any insurance on the Premises or the Building, which is caused by Lessee's use of the Premises, or because Lessee vacates the Premises.

          10.  FIRE AND CASUALTY DAMAGE.

     A. Lessee immediately shall give written notice to Lessor if the Premises or the Building are damaged or destroyed. If the Premises or the Building should be totally destroyed or so damaged by an insured peril and in Lessor's estimation, rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of Lessor's actual knowledge of such damage, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

     B. If the Building or the Premises should be damaged by any insured peril, and in Lessor's estimation, rebuilding or repairs can be substantially completed within one hundred eighty (180) days after the date of Lessor's actual knowledge of such damage, this Lease shall not terminate, and Lessor shall restore the Premises to substantially its previous condition, except that Lessor shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements required to be covered by Lessee's insurance pursuant to Paragraph 9.B. above. Effective upon the date of the occurrence of such damage and ending upon substantial completion (as defined in Paragraph 1. above), if the Premises are untenantable in whole or part during such period, the rent shall be reduced to such extent as may be fair and reasonable under all of the circumstances. If such repairs and rebuilding have not been substantially completed within one hundred eighty (180) days after the date of such damage, Lessee, as Lessee's exclusive remedy, may terminate this Lease by delivering written notice of termination to Lessor in which event the rights and obligations hereunder shall cease and terminate.

     C. In connection with any repair or reconstruction to the Premises arising from or necessitated by fire or other casualty which is covered by the insurance provided pursuant to Paragraph 9.A. above, Lessee shall pay Lessor the amount of the deductible or such Insurance unless the cost of such repair or reconstruction is necessitated by the negligent act of the Lessor.

     D. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed or trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Lessor shall have the right to terminate this Lease by delivering written notice of termination to Lessee within fifteen (15) days after such requirement is made known by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

     E. Anything in this Lease to the contrary notwithstanding except as set forth in Paragraph 10.C. above, to the extent of a recovery of loss proceeds under the policies of insurance described in this Lease, Lessor and Lessee hereby waive and release each other and any related parties and affiliates of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Premises, the Building, or personal property within the Building and/or Premises arising from or caused by fire or other casualty or hazard covered or required to be covered by hazard insurance under this Lease. Upon execution of this Lease, Lessor and Lessee shall notify their respective insurance companies of the mutual waivers contained herein and, if available, shall cause such policy described in this Lease to be so endorsed.

          11.  LIABILITY AND INDEMNIFICATION.

     A. Lessor shall hold Lessee harmless and defend Lessee against any and all claims, actions, damages or liability (including without limitation, all costs, attorneys' fees and expenses incurred in connection therewith) in connection with any loss, injury or damage to any person or property occurring in, on or about or arising out of all or part of the Premises and/or Building or the use or occupancy thereof, or the conduct or operation of Lessor's business, when such injury or damage shall be caused by the act, neglect, fault of, or omission of, any duty with respect to the same by Lessor, its agents, servants and employees (unless the indemnified loss is caused wholly or in part by Lessee's negligence, in which event this indemnity shall not apply to the allocable share of such loss resulting from Lessee's negligence).

     B. Lessee shall indemnify, protect, hold harmless and defend Lessor, its agents, employees, contractors, customers, partners, directors, officers and any affiliates (as defined in the Securities Act of 1933) of the aforementioned, (collectively, the "Lessor Affiliates") against any and all obligations, suits, losses, judgments, claims, actions, damages or liability (including without limitation, all costs, attorneys' fees and expenses incurred in connection therewith) in connection with any loss, injury or damage to any person or property occurring in, on or about or arising out of all or part of the Premises and/or the Building or the use or occupancy thereof, or the conduct or operation of Lessee's business, when such injury or damage (1) shall be caused by the act, neglect, fault of, or omission of, any duty with respect to the same by Lessee, its agents, servants and employees, and/or (2) arises from a breach, violation or non-performance of any term, provision, covenant or agreement of Lessee hereunder, or a breach or violation by Lessee of any court order or any law, regulation, or ordinance of any federal, state or local authority (collectively, the "Losses"), even if the Losses are caused wholly or in part by the negligence of Lessor and/or Lessor Affiliates. If any claim is made against Lessor or Lessor's Affiliates, Lessee, at its sole cost and expense, shall defend any such claim, suit or proceeding by or through attorneys satisfactory to Lessor.

     C. The provisions of this Paragraph shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination. The indemnification provided by this Paragraph 11. is subject

4                                                                    -----------
                                                                       Lessor

                                                                      Initials
                                                                     -----------
                                                                       Lessee

                                                                      Initials
                                                                     -----------
     to Lessee's and Lessor's waiver of recovery in the preceding Paragraph 10. to the extent of either Lessee's or Lessor's recovery of loss proceeds under policies of insurance described in Paragraph 10.

          12.  USE.

     A. The Premises shall be used only for the purpose of receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Lessee and for such other lawful purposes as may be incidental thereto. Lessee shall not use the Premises for the receipt, storage or handling of any product, material or merchandise that is explosive or highly inflammable or hazardous. Outside storage, including without limitation, long-term storage of trucks and other vehicles, is prohibited without lessor's prior written consent. Lessee shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and promptly shall comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the Premises, all at Lessee's sole expense. Lessee shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger Lessor or any other lessees of the Building.

     B. Lessee and its employees, customers and licenses shall have the non-exclusive rights to use any parking areas associated with the Premises that have been designated for such use by Lessor, subject to (1) all reasonable rules and regulations promulgated by Lessor and (2) rights of ingress and egress of other Lessees. Lessor shall not be responsible for enforcing Lessee's parking rights against any third parties.

          13. INSPECTION.

     Lessor and Lessor's agents and representatives shall have the right, with reasonable notice, to enter the Premises at any reasonable time during business hours, to inspect the Premises an to make such repairs as may be required or permitted pursuant to this Lease. During the period that is twelve (12) months prior to the end of the Lease term, Lessor and Lessor's representatives may enter the Premises during business hours for the purpose of showing the Premises. In addition, Lessor shall have the right to erect a suitable sign on the Premises stating the Premises are available. Lessee shall notify Lessor in writing at least thirty (30) days prior to vacating the Premises and shall arrange to meet with Lessor for a joint inspection of the Premises prior to vacating. If Lessee fails to give such notice or to arrange for such inspection, then lessor's inspection of the Premises shall be deemed correct for the purpose of determining Lessee's responsibility for repairs and restoration of the Premies.

          14. ASSIGNMENT AND SUBLETTING.

     A. Lessee shall not have the right to sublet all or part of the premises or to assign, transfer or encumber this Lease, or any interest therein, without the prior written consent of Lessor, not to be unreasonably withheld. Any attempted assignment, subletting, transfer or encumbrance by lessee in violation of the terms and covenants of this Paragraph shall be void. No assignment, subletting or other transfer, whether consented to by Lessor or not, or permitted hereunder, shall relieve Lessee of its liability hereunder. If an event of default occurs while the Premises or any part thereof are assigned or sublet, then Lessor, in addition to any other remedies herein provided, or provided by law, may collect directly from such assignee, sublessee or transferee all rents payable to the Lessee and apply such rent against my sums due to Lessor hereunder. No such collection shall be construed to constitute a novation or a release of Lessee from the further performance of Lessee's obligations hereunder.

     B. Upon the occurrences of an assignment or subletting, whether consented to by Lessor, or mandated by judicial intervention, Lessee hereby assigns, transfers and conveys all rents or other sums received by Lessee under any such assignment or sublease, which are in excess of the rents and other sums payable to lessee under this Lease, and agrees to pay such amounts within ten (10) days after receipt.

     C. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, II U.S.C. Section 1-1 et.seq., (the "Bankruptcy Code"), and any all monies or other considerations payable or otherwise to be delivered in connection with such assignments shall be paid or delivered to Lessor, shall be and remain the exclusive property of Lessor and shall not constitute property of Lessee or of the estate of Lessee within the meaning of the Bankruptcy Code. Any and all monies or other considerations constitute Lessor's property under the preseding sentence not paid or delivered to Lessor shall be held in trust for the benefit of Lessor and be promptly paid or delivered to Lessor.

     D. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed, without further act or deed, to have assumed all of the obligations arising under this lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Lessor an instrument confirming such assumption.

          15.  CONDEMNATION.

     If more than fifty percent (50%) of the Premises are taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking prevents or materially interferes with the use of the Premises for the purpose for which they were leased to Lessee, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective on the date of such taking. If less than fifty percent (50%) of the Premises are taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent


5



                                                                    -----------
                                                                       Lessor

                                                                      Initials
                                                                     -----------
                                                                       Lessee

                                                                      Initials
                                                                     -----------

????

          16.  HOLDING OVER.

     At the termination of this Lease by its expiration or otherwise, Lessee immediately shall deliver possession to Lessor with all repairs and maintenance required herein to be performed by Lessee completed. If, for any reason, Lessee retains possession of the Premises after the expiration or termination of this Lease or fails to complete any repairs required hereby, unless the parties hereto otherwise agree in writing, such possession shall be subject to termination by either Lessor or Lessee at any time upon not less than ten (10) days advance written notice, and provided all of the other terms and provisions of this Lease shall be applicable during such period, except that Lessee shall pay Lessor from time to time, upon demand, as rental for the period of such possession, an amount equal to double one hundred and fifty (150%) percent of the rent in effect on the termination date, computed on a monthly basis for any day of each calendar month of such period. No holding over by Lessee, whether with or without consent of Lessor, shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this Paragraph 16, shall not be construed as consent for Lessee to retain possession of the Premises in the absence of written consent thereto by lessor.

          17.  QUIET ENJOYMENT.

     Lessor covenants that on or before the Commencement Date it will have good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this Lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. If this Lease is a sublease, then Lessee agrees to take the Premises subject to the provisions of the prior lease. Lessor represents that it has the authority to enter into this Lease and that so long as Lessee pays all amounts due hereunder and performs all other covenants and agreements herein set forth, Lessee shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Lessor, subject to the terms and provisions of this Lease.

          18.  EVENTS OF DEFAULT.

     The following events (herein individually referred to as an "event of default") each shall be deemed to be events of nonperformance by Lessee under this Lease:

     A. Lessee shall fail to pay any installment of the rent herein reserved when due, or any other payment or reimbursement to Lessor required herein when due or any payment or reimbursement required under any other lease with Lessor, and such failure shall continue for a period of five (5) days from written notice to Lessee.

     B. Lessee shall fail to pay any amounts owed to contractors or subcontractors for work or services performed in connection with the operation, construction, management or maintenance of the Building as provided herein, and such failure shall continue for a period of five (5) days from the date such payment was due.

     C. The Lessee or any guarantor of the Lessee's obligations hereunder shall (i) become insolvent; (ii) admit in writing its inability to pay its debts; (iii) make a general assignment for the benefit of creditors; (iv) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization for relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property; or (v) take any action to authorize or in contemplation of any of the actions set forth above in this Paragraph 18.

     D. Any case, proceeding or other action against the Lessee or any guarantor of the Lessee's obligations hereunder shall be commenced seeking (i) to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent; (ii) reorganization, arrangements, adjustment, liquidation, dissolution or composition of it or its debts under any law relating in bankruptcy, insolvency, reorganization or relief of debtors; (iii) appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (a) results in the entry of an order for relief against it which it is not fully stayed within seven (7) business days after the entry thereof or (b) shall remain undismissed for a period of forty-five (45) days.

     E. Lessee shall fail to discharge any lien placed upon the Premises in violation of Paragraph 21, hereof within twenty (20) days after any such lien or encumbrance is filed against the Premises.

     F. Lessee shall fail to comply with any term, provision or covenant of this Lease (other than those listed in this Paragraph 18.), and shall not cure such failure within twenty (20) days after written notice thereof to Lessee.


6


                                                                    -----------
                                                                      Lessor

                                                                     [Initials]
                                                                    -----------
                                                                      Lessee

                                                                     [Initials]
                                                                    -----------

          19.  REMEDIES.

     A. Upon each occurrence of an event of default, Lessor shall have the option to pursue any one or more of the following remedies without any notice or demand:

          (1)  Terminate this Lease; and/or

          (2) Enter upon and take possession of the premises without terminating this Lease; and/or

          (3) Alter all locks and other security devices at the Premises with or without terminating this Lease, deny access to Lessee, and pursue, at Lessor's option, one or more remedies pursuant to this Lease, Lessee hereby specifically waiving any state or federal law to the contrary. This provision shall control over any conflicting provisions of the Texas Property Code or any successor statute governing the right of landlords to change the door locks of commercial tenants.

     B. Upon the occurrence of any event of default Lessee immediately shall surrender the Premises to Lessor, and if Lessee fails so to do, Lessor, without waiving any other remedy it may have, may enter upon and take possession of the Premises and expel or remove Lessee and any other person who may be occupying such Premises or any part thereof, without being liable for prosecution or any claim of damages therefor.

     C. If Lessor repossesses the Premises with or without terminating the Lease, Lessee, at Lessor's option, shall be liable for and shall pay Lessor on demand all rental and other payments owed to Lessor hereunder, accrued to the date of such repossession, plus all amounts required to be paid by Lessee to Lessor until the date of expiration of the term as stated in Paragraph 1. Actions to collect amounts due by Lessee to Lessor under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Lessor's waiting until expiration of the Lease term.

     D. Upon an event of default, in addition to any sum provided to be paid herein, Lessee also shall be liable for and shall pay to Lessor (1) any brokerage fees incurred by Lessor in connection with the execution of this Lease [both parties warrant that neither Lessor nor Lessee engaged a real estate broker in connection with this lease]; (2) brokers' fees incurred by Lessor in connection with any reletting of the whole or part of the Premises; (3) the costs of removing and storing Lessee's or other occupant's property; (4) the costs of repairing, altering, remodeling or otherwise putting the Premises into condition acceptable to a new lessee or lessees; and (5) all reasonable expenses incurred by Lessor in enforcing or defending Lessor's rights and/or remedies. If either party hereto institutes any action or proceeding to enforce any provision hereof by reason of any alleged breach of any provision of this Lease, the prevailing party shall be entitled to receive from the losing party all reasonable attorneys' fees and all court costs in connection with such proceeding.

     E. In the event Lessee fails to make any payment due hereunder when payment is due, to help defray the additional cost to lessor for processing such late payments, lessee shall pay to lessor on demand a late charge in an amount equal to five percent (5%) of such installment; and the failure to pay such amount within ten (10) days after demand therefor shall be an additional event of default hereunder. The provision for such late charge shall be in addition to all of Lessor's rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Lessor's remedies in any manner.

     F. Exercise by Lessor of any one or more remedies hereunder granted or otherwise available, including without limitation, the institution by Lessor, its agents or attorneys of a forcible detainer or ejectment action to re-enter the Premises shall not be construed to be an election to terminate this Lease or relieve Lessee of its obligation to pay rent hereunder and shall not be deemed to be an acceptance of surrender of the Premises by Lessor, whether by agreement or by operation of law, it being understood that such surrender can be affected only by the written agreement of Lessor and Lessee. Lessee and Lessor further agree that forbearance by Lessor to enforce its rights pursuant to the Lease at law or in equity, shall not be a waiver of Lessor's right to enforce one or more of its rights in connection with any subsequent default.

     G. In the event of termination and/or repossession of the Premises for an event of default, Lessor shall use reasonable efforts to relet the Premises; provided, that, Lessee shall not be entitled to credit or reimbursement of any proceeds in excess of the rental owed hereunder. Lessor may relet the whole or any portion of the Premises for any period, to any lessee and for any use and purpose.

     H. If Lessor fails to commence to perform any of its obligations hereunder within thirty (30) days after written notice from Lessee specifying such failure, Lessee's exclusive remedy shall be an action for damages. Unless and until Lessor fails to so cure said default after such notice, Lessee shall not have any remedy or cause of action by reason thereof. All obligations of Lessor hereunder will be binding upon Lessor only during the period of its possession of the Premises and not thereafter. The term "Lessor" shall mean only the owner, for the time being of the Premises, and in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Lessor thereafter accruing, but such covenants and obligations shall be binding during the Lease term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision hereof, Lessor shall not have any personal liability hereunder. In the event of any breach or default by Lessor in any term or provision of this Lease, and, as a consequence, if Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of the proceeds received at a judicial sale upon execution and levy against the right, title and interest of Lessor in the Building, and in the rents or other income from the Building receivable by Lessor, and neither Lessor nor Lessor's owners, partners or venturers shall have any personal, partnership, corporate or other liability hereunder.

     I. If Lessor repossesses the Premises pursuant to the authority herein granted, then Lessor shall have the right to (i) keep in place and use or (ii) remove and store all of the furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Lessee at all times prior to any foreclosure thereon by Lessor or repossession thereof by any Lessor thereof or third party having a lien thereon. Lessor also shall have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") who presents to Lessor a copy of any instrument represented by Claimant to have been executed by Lessee (or any predecessor of Lessee) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Lessor to inquire into the authenticity or legality of said instrument. Lessor may, at its sole option and without prejudice to, or waiver of any rights it may have i) escort Lessee to the Premises to retrieve any personal belongings of Lessee and/or its employees not covered by the Lessor's lien and security interest described in Paragraph 25, hereof, or ii) obtain a list from Lessee of the personal property of Lessee and/or its employees that is not covered by the Lessor's lien and security interest described in Paragraph 25, hereof, and make such property available to Lessee and or Lessee's employees; provided, however, Lessee first shall pay in cash all costs and estimated expenses to be incurred in connection with the removal of such property and making it available. The rights of Lessor herein stated shall be in addition to any and all other rights that Lessor has or may hereafter have at law or in equity, and Lessee stipulates and agrees that the rights herein granted Lessor are commercially reasonable.

     J. Notwithstanding anything in this Lease to the contrary, all amounts payable by Lessee to or on behalf of Lessor under this Lease, whether or not expressly denominated as rent, shall constitute rent.

     K. This is a contract under which applicable law excuses Lessor from accepting performance from (or rendering performance to) any person or entity other than Lessee.

          20.  MORTGAGES.

     Lessee accepts this Lease subject and subordinate to any mortgages and/or deeds of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon or the building of which the Premises are a part, provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Lessee's interest in this Lease superior to any such instrument, then by notice to Lessee from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Lessee agrees to attorn to any mortgagee, trustee under a deed of trust or purchaser at a foreclosure sale or trustee's sale as Lessor under this Lease. Lessee, at any time hereafter, within ten (10) days after demand, shall execute any instruments, releases or other documents that may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage. If Lessee fails to execute the same within such ten
(10) day period, Lessor is hereby authorized to execute the same as attorney-in-fact for Lessee.

          21.  MECHANIC'S LIENS.

     Lessee has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interest of Lessor or Lessee in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Lessee, including those who may furnish materials or perform labor for any construction or repairs. Lessee covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises and that it will save and hold Lessor harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Lessor in the Premises or under the terms of this Lease. Lessee agrees to give Lessor immediate written notice of the placing of any lien or encumbrance against the Premises.

          22.  MISCELLANEOUS.

     A. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

     B. In the event the Premises constitute a portion of a multiple occupancy building, Lessee's Proportionate Share, as used in this Lease, shall mean a fraction, the numerator of which is the space contained in the Premises and the denominator of which is the entire rentable space contained in the Building.

     C. The terms, provisions and covenants and conditions contained in this Lease shall run with the land and shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, executors, personal representatives, legal representatives, successors and assigns, except as otherwise herein expressly provided. Lessor shall have the right to transfer and assign, in whole or in part, its rights and obligations in the Building and property that are the subject of this Lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

     D. Lessor shall not be held responsible for delays in the performance of its obligations hereunder when caused by material shortages, acts of God or labor disputes.

     E. Lessee agrees, from time to time, within ten (10) days after the request of Lessor, to deliver to Lessor, or Lessor's designee, a Certificate of Occupancy, financial statements and an estoppel certificate stating this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other factual matters pertaining to this Lease as may be requested by Lessor. It is understood and agreed that Lessee's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Lessor's execution of this Lease. If Lessee fails to execute the same within such ten (10) day period, Lessor is hereby authorized to execute the same as attorney-in-fact for Lessee.

     F. This Lease constitutes the entire understanding and agreement of the Lessor and Lessee with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Lessor and Lessee with respect thereto. Lessor and Lessee each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Lessor or Lessee, or anyone acting on behalf of Lessor or Lessee, which are not contained herein, and any prior agreements, promises, negotiations, or representations not expressly set forth in this Lease are of no force or effect. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     G. All obligations of Lessee hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation, all payment obligations with respect to taxes and insurance and all obligations concerning the condition and repair of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Lessee vacating the Premises, Lessee shall pay to Lessor any amount reasonably estimated by Lessor as necessary to put the Premises, including without limitation, all heating and air conditioning systems and equipment therein, in good condition and repair, reasonable wear and tear excluded. Lessee shall also, prior to vacating the Premises, pay to Lessor the amount, as estimated by Lessor, of Lessee's obligation hereunder for real estate taxes and insurance premiums for the year in which the Lease expires or terminates. All such amounts shall be used and held by Lessor for payment of such obligations of Lessee hereunder, with Lessee being liable for any additional costs therefor upon demand by Lessor, or with any excess to be returned to Lessee after all such obligations have been determined and satisfied as the case may be. Any security deposit held by Lessor shall be credited against the amount due for Lessee under this Paragraph 22.G.

     H. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and may be legal, valid and enforceable.

     I. All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

     J. Lessor and Lessee represent and warrant that it has dealt with no broker other than Harry B. Lucas Company, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, and Lessee agrees to indemnify and hold Lessor harmless from and against any claims by any other broker, agent or other persons claiming a commission or other form of compensation by virtue of having dealt with Lessee with regard to this leasing transaction.

     K. If and when included within the term "Lessor", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address for the receipt of notices and payments to Lessor. If and when included within the term "Lessee", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Lessee. All parties included within the terms "Lessor" and "Lessee", respectively, shall be bound by notices given in accordance with the provisions of Paragraph 23, hereof to the same effect as if each had received such notice.

     L. LESSEE ACKNOWLEDGES THAT (1) IT HAS INSPECTED AND ACCEPTS THE PREMISES IN AN "AS IS, WHERE IS" CONDITION, (2) THE BUILDINGS AND IMPROVEMENTS COMPRISING THE SAME ARE SUITABLE FOR THE PURPOSE FOR WHICH THE PREMISES ARE LEASED AND LESSOR HAS MADE NO WARRANTY, REPRESENTATION, COVENANT, OR AGREEMENT WITH RESPECT TO THE MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE PREMISES,
(3) THE PREMISES ARE IN GOOD AND SATISFACTORY CONDITION, (4) NO REPRESENTATIONS AS TO THE REPAIR OF THE PREMISES, NOR PROMISES TO ALTER, REMODEL OR IMPROVE THE PREMISES HAVE BEEN MADE BY LESSOR (UNLESS AND EXCEPT AS MAY BE SET FORTH IN EXHIBIT B ATTACHED TO THIS LEASE, IF ONE SHALL BE ATTACHED, OR AS IS OTHERWISE EXPRESSLY SET FORTH IN THIS LEASE), AND (5) THERE ARE NO REPRESENTATIONS OR WARRANTIES, EXPRESSED, IMPLIED OR STATUTORY, THAT EXTEND BEYOND THE DESCRIPTION OF THE PREMISES.

          23.  NOTICES.

     Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivering of notice or the making of any payment by Lessor to Lessee or with reference to the sending, mailing, or delivering of any notice or the making of any payment by Lessee to Lessor shall be deemed to be complied with when and if the following steps are taken:

     A. All rent and other payments required to be made by Lessee to Lessor hereunder shall be payable to Lessor at the address for Lessor set forth below or at such other address as Lessor may specify from time to time by written notice delivered in accordance herewith. Lessee's obligation to pay rent and any other amounts to Lessor under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Lessor. In addition to Base Rent due hereunder, all sums of money and all payments due Lessor hereunder shall be deemed to be additional rental owed to Lessor.

     B. All payments required to be made by Lessor to Lessee hereunder shall be payable to Lessee at the address set forth below, or at such other address within the continental United States as Lessee may specify from time to time by written notice delivered in accordance herewith.

     C. Any written notice or document required or permitted to be delivered hereunder shall be deemed to be delivered upon the earlier to occur of (1) tender of delivery (in the case of a hand-delivered notice) or (2) deposit in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

          24.  HAZARDOUS WASTE.

     The term "Hazardous Substances", as used in this Lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law", which term shall mean any federal, state or local law or ordinance relating to pollution or protection of the environment. Lessee hereby agrees that (i) no activity will be conducted on the Premises that will produce any Hazardous Substances, except for such activities that are part of the ordinary course of Lessee's business activities (the "Permitted Activities") provide said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Lessor; (ii) the Premises will not be used in any manner for the storage of any Hazardous Substances except for any temporary storage of such materials that are used in the ordinary course of Lessee's business (the "Permitted Materials") provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Lessor; (iii) no portion of the Premises will be used as a landfill or a dump; (iv) Lessee will not install any underground tanks of any type; (v) Lessee will not allow any surface or surface conditions to exist or come into existence that constitute, or with the passage of time may constitute a public or private nuisance; (vi) Lessee will not permit any Hazardous Substances to be brought onto the Premises, except for the Permitted Materials, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. If at any time during or after the term of the Lease, the Premises is found to be so contaminated or subject to said conditions, Lessee agrees to indemnify and hold Lessor harmless from all claims, demands, actions, liabilities, costs, expenses, damages, and obligations of any nature arising from or as a result of the use of the Premises by Lessee. The foregoing indemnification shall survive the termination or expiration of this Lease.

          25.  LESSOR'S LIEN.

     To secure the payment of all rentals and other sums of money due or to become due hereunder from Lessee, Lessee hereby grants to Lessor, in addition to any statutory lien for rent in Lessor's favor, a continuing security interest in all goods, wares, equipment, fixtures, furniture, inventory, and other personal property of Lessee now or hereafter situated at the Premises described below, and all proceeds or products thereof, of whatever kind or type, including equipment, inventory, instruments, accounts, chattel paper or general intangibles, and the security interest shall continue in such property and all proceeds and products, regardless of location. Such property shall not be removed therefrom without the consent of Lessor, unless at the time of removal all arrearages in rent as well as any and all other sums of money then due to Lessor hereunder shall first have been paid and discharged in full. Upon a default hereunder by Lessee in addition to all other rights and remedies, Lessor shall have all rights and remedies under the Uniform Commercial Code, including without limitation, the right to sell the property described in this Paragraph at public or private sale upon five (5) days notice by Lessor to Lessee at the Premises. Lessee hereby agrees to execute such other instruments, necessary or desirable under applicable law to perfect the security interest hereby created. Lessor and Lessee agree that pages 1 - 14 of this Lease and security agreement may serve as a financing statement and that a copy, photographic or other reproduction of this portion of this Lease may be filed of record by Lessor and have the same force and effect as the original. This Lease and security agreement and financing statement also covers fixtures located at the Premises subject to this Lease, which is located at 2015 Surveyor Road, Carrolton, Texas, more particularly described in Exhibit "A" attached hereto and incorporated herein by reference, (if an Exhibit A is attached) and this page, together with said Exhibit A, (if one is attached) may be filed for record in the appropriate real estate records. The record owner of this property is Lessor.

     EXECUTED BY LESSOR, this 8th day of October, 1997.

ATTEST/WITNESS:                    LESSOR:
By: /s/ JILL McDONALD              Crow Carrara No. 2
    -----------------              By: BCO Dallas Industrial, LTD., General Partner
    Jill McDonald

Title: Asset Manager               By: /s/ BARBARA A. ERHART
       -------------                   ----------------------
                                       Barbara A. Erhart
                                       Vice President of 12BCO, Inc.
                                       General Partner of BCO Dallas Industrial, LTD.

10.

                                             ADDRESS:

                                             4800 West Texas Commerce Tower
                                             2200 Ross Avenue
                                             Dallas, Texas 75201


     EXECUTED BY LESSEE, this 3rd day of October, 1997.

ATTEST/WITNESS:                              LESSEE:

                                             Business Resource Group

By: /s/ [SIG]
   --------------------------------

Title:                                       By:  /s/ TOMMY HITCHCOCK
      -----------------------------             --------------------------------
                                                     Tommy Hitchcock
                                                     Vice President


                                             ADDRESS:

                                             2811 McKinney Avenue
                                             Suite 18
                                             Dallas, TX 75204
                                             214-953-1233

                                  EXHIBIT "A"

                               LEGAL DESCRIPTION
                                (2105 Surveyor)

Approximately 24.415 square feet out of a larger facility containing 92,640 square feet and elevated on a tract of land more particularly described as follows:

BEING a 4.254 area tract of land out of the DAVID MYERS SURVEY, ABSTRACT No. 923, in Dallas County, Texas; said tract being part of that tract conveyed to Henry S. Miller Development Company by Deed recorded in Volume 72174, page 2342, Deed Records of Dallas County, Texas; said tract being more particularly described as follows:

BEGINNING at a point in the West line of Surveyor Boulevard, a 60.00 foot wide street, as dedicated by plat recorded in Volume 70148, page 2163, Deed Records of Dallas County, Texas; said point being N. 00 degrees 05'00" W., along said line of Surveyor Boulevard, 700.26 feet from the Intersection point of the said line of Surveyor Boulevard and the Addison-Carrollton City limits;

THENCE N, 89 degrees 50'17" W., with said utility casement centerline, 320.00 feet to a point for corner in the West line of said Henry S. Miller Development Company tract;

THENCE N., 00 degrees 05'00" W., with said West line, 580.94 feet to a point for corner in the South line of Tom & Jacobs Construction Company's 15.00 acre tract;

THENCE N. 89 degrees 30'46" E., with said South line, 313.87 feet to a point for cover is the West line of Surveyor Boulevard, as dedicated by plat recorded in Volume 71061, page 2164, Deed Records of Dallas County, Texas; said point being in a curve, curving to the left in a Southerly direction and whose center bears
S. 46 degrees 21'56" E.; a distance of 50.00 feet;

THENCE with said curve to the left through a central angle of 96 degrees 50'52", an arc distance of 84.52 feet to the end of said curve and a point for corner;

THENCE S., 00 degrees 05'00" E., with said West line of Surveyor Boulevard,
509.42 feet to the PLACE OF BEGINNING; containing 185,291.79 square feet or
5.254 acres of land, of which 23,2345.14 square feet is within the railroad casement.

                                  EXHIBIT "B"

                                  [FLOOR PLAN]

                                  EXHIBIT "C"

                               SPECIAL PROVISIONS

26. BASE RENTAL. Notwithstanding anything to the contrary herein contained in Paragraph 2.A. the base rent schedule over the term of the Lease shall be as follows: ("Base Rent" is net of insurance, taxes and common area maintenance charges)

                  Years                   Base Rental/Month
                  -----                   -----------------
                   1-3                        $5,175.29
                   4-5                        $5,353.75

27. LESSEE IMPROVEMENTS. Lessor will deliver the Premises in its "As-Is" condition however, the Lessor agrees to make the following improvements to the
Premises:

            A.    Steam clean the carpets.
            B.    Clean the existing office area.
            C.    Remove the existing signage.
            D.    Repair the overhead doors.
            E. Relamp, where necessary, all light fixtures in the office and warehouse area.
            F. Lessor will ensure that the IIVAC is in good working order and warranty it for the first ninety (90) days of the Lease term.

28. RENEWAL OPTION. Provided that Tenant is not in default of any of the terms, covenants and conditions hereof, and this Lease has not been assigned or the Leased Premises (or any part thereof) sublet, Lessee shall have the right and option to extend the original term of this Lease for one further term of sixty (60) months. Such extension of the original term shall be on the same terms, covenants and conditions as provided for in the original term except for this paragraph and except that the rental during the extended term shall be at the fair market rental then in effect on equivalent properties, of equivalent size. Lessee shall deliver written notice to Lessor of Lessee's intent to exercise the renewal option granted herein within six (6) months prior to the expiration of the original term of this Lease. In the event Lessee fails to deliver such written notice within the time period set for above, Lessee's right to extend the term hereof shall expire and be of no further force and effect. In the event Lessor and Lessee fail to agree in writing upon the fair market value rental within ten (10) days after exercise by Lessee of this renewal option, then Lessee's right hereunder to extend the term shall become null and void.